UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) October 13, 2004 (October 12, 2004)

PHH Corporation
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-7797 (Commission File No.)	52-0551284 (I.R.S. Employer Identification Number)
1 Campus Drive Parsippany, New Jersey (Address of principal executive office)		07054 (Zip Code)

Registrant's telephone number, including area code (973) 428-9700

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

A copy of a press release, announcing the intent of Cendant Corporation, our parent company, to distribute our mortgage and fleet operations to Cendant shareholders, attached hereto as Exhibit 99, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99	Press Release, dated October 12, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By: /s/ Eric Bock
Eric J. Bock Executive Vice President - Law and Corporate Secretary

Date: October 13, 2004

PHH CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 13, 2004 (October 12, 2004)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	Press Release, dated October 12, 2004.